                            SCHEDULE 14C INFORMATION
             INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 (AMENDMENT NO.)

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                        GARTMORE VARIABLE INSURANCE TRUST
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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                        GARTMORE VARIABLE INSURANCE TRUST
                           1200 River Road, Suite 1000
                        Conshohocken, Pennsylvania 19428
                                 (800) 848-6331

December 18, 2006

Dear Shareholders:

The enclosed  Information  Statement  details a recent subadviser change for the
GVIT S&P 500 Index  Fund,  GVIT Small Cap Index  Fund,  GVIT Mid Cap Index Fund,
GVIT International Index Fund and GVIT Bond Index Fund (together,  the "Funds"), each a series of Gartmore Variable Insurance Trust (the "Trust").

Specifically,  the Trust's Board of Trustees  (the  "Board") has approved,  with respect to the Funds,  the  selection of BlackRock  Investment  Management,  LLC
("BlackRock") to serve as subadviser and manage the Funds,  replacing Fund Asset
Management,  LP ("FAM").  The change was  effective on September  29, 2006.  The
Trust has an exemptive  order from the U.S.  Securities and Exchange  Commission that allows this subadviser change to be made without shareholder approval.  The exemptive order instead requires that this Information Statement be sent to you.

The Board replaced FAM upon the  recommendation  of Gartmore Mutual Fund Capital
Trust (the "Adviser"),  the Funds' investment  adviser.  This recommendation was based on several factors including:

     -    the recent  combination  of the  investment  management  businesses of
          BlackRock,  Inc. and Merrill Lynch & Co., Inc. ("Merrill") and certain affiliates,  including FAM, requiring a new subadvisory agreement with
          BlackRock, the succeeding entity;

     -    the same  investment  strategy  that has been  utilized  for the Funds under FAM will continue to be utilized under BlackRock; and

     -    the same portfolio  managers that have managed the assets of the Funds under FAM (except with  respect to the GVIT Bond Index Fund)  continue to manage the assets under BlackRock.

Please read the enclosed Information Statement for additional information.

We look forward to continuing to serve you and the Funds in the future.

                                              Sincerely,

                                              /s/Eric E. Miller
                                              Eric E. Miller
                                              Secretary, Gartmore Variable
                                              Insurance Trust

                              GVIT BOND INDEX FUND
                          GVIT INTERNATIONAL INDEX FUND
                             GVIT MID CAP INDEX FUND
                             GVIT S&P 500 INDEX FUND
                            GVIT SMALL CAP INDEX FUND

               Each a Series of Gartmore Variable Insurance Trust
                           1200 River Road, Suite 1000
                        Conshohocken, Pennsylvania 19428

                              INFORMATION STATEMENT

The Board of Trustees  of Gartmore  Variable  Insurance  Trust (the  "Board") is
furnishing this Information  Statement with respect to the GVIT Bond Index Fund,
GVIT International Index Fund, GVIT Mid Cap Index Fund, GVIT S&P 500 Index Fund,
and GVIT Small Cap Index Fund (each, a "Fund,"  together,  the "Funds"),  each a series of Gartmore Variable Insurance Trust (the "Trust"). All owners ("Contract
Owners") of variable  annuity  contracts  or variable  life  insurance  policies
("variable  contracts")  who, as of the record date  (September  29, 2006),  had selected the Funds as an  underlying  investment  option  within their  variable contract will receive this Information  Statement.  This  Information  Statement will be sent to  Contract  Owners  on or about  December  18,  2006.  The  Trust received an exemptive order (the "Exemptive Order") from the U.S. Securities and
Exchange  Commission (the "SEC") which permits the Funds' investment  adviser to hire new subadvisers which are unaffiliated with the Funds' investment  adviser,
to  terminate  subadvisory   relationships  and  to  make  changes  to  existing
subadvisory  agreements  with the approval of the Board,  but without  obtaining shareholder approval;  provided,  among other things, that each Fund send to its shareholders  (or, in this case, the Contract  Owners who have selected the Fund as an investment option) an information  statement describing any new subadviser within 90 days of hiring such subadviser.

          WE ARE NOT ASKING YOU FOR A PROXY OR VOTING INSTRUCTIONS AND
        YOU ARE REQUESTED NOT TO SEND US A PROXY OR VOTING INSTRUCTIONS.

INTRODUCTION

The Trust,  on behalf of the Funds,  has  entered  into an  Investment  Advisory
Agreement with Gartmore Mutual Fund Capital Trust (the  "Adviser").  Pursuant to
the Investment Advisory  Agreement,  the Adviser selects one or more subadvisers for the Funds and supervises the Funds' daily business  affairs,  subject to the supervision  and direction of the Board.  The Adviser selects  subadviser(s)  it believes will provide the Funds with high quality investment management services consistent with the Funds' investment objective.  The Adviser is responsible for the overall monitoring of the Funds' subadviser(s).

The subadviser to the Funds is  independent  of the Adviser,  and the subadviser discharges its responsibilities  subject to the oversight and supervision of the
Adviser.  The  subadviser  is paid by the  Adviser  from the  fees  the  Adviser receives from the Funds. In accordance with procedures adopted by the Board, the subadviser to the Funds may effect portfolio  transactions through an affiliated broker-dealer  that receives  brokerage  commissions in connection  therewith as permitted by applicable law.

The  purpose  of this  Information  Statement  is to  report  the  change in the subadviser  for the Funds from Fund Asset  Management,  LP ("FAM") to  BlackRock
Investment  Management,  LLC  ("BlackRock"),  located at 800 Scudder Mills Road,
Plainsboro,  NJ  08536.  BlackRock  began  serving  as the Funds  subadviser  on
September 29, 2006, following action taken by the Board on September 13, 2006 to approve  BlackRock as the subadviser with respect to the Funds.  The decision by the  Board  to  replace  FAM  with  BlackRock  as  subadviser,  as well as other important information, is described in more detail below.

RECOMMENDATION TO REPLACE SUBADVISER

As part of the Adviser's  duties to select and supervise the Funds'  subadviser, the Adviser is responsible for  communicating  performance  expectations to, and evaluating the  performance  of, the subadviser  and  recommending  to the Board whether new subadvisers should be hired or whether a subadviser's  contract with the Trust should be renewed,  modified or terminated.  The Adviser  periodically provides  written reports to the Board  describing the results of its evaluation and monitoring functions.

On February 15, 2006,  BlackRock,  Inc. and Merrill Lynch & Co., Inc.  ("Merrill
Lynch") entered into an agreement (the "Transaction") to combine Merrill Lynch's investment  management business,  Merrill Lynch Investment Managers, LP ("MLIM")
and certain affiliates (including FAM), with BlackRock, Inc. to form a new asset management  company that would be one of the world's  largest  asset  management firms, with nearly $1 trillion in assets under  management.  Merrill Lynch would have up to a 49.8%  economic  interest  (which would  include up to a 45% voting interest) in the  combined  company.  The new company  would  operate  under the
BlackRock name. The combined  company would offer a full range of equity,  fixed
income,  cash  management  and  alternative   investment  products  with  strong
representation  in both retail and  institutional  channels,  in the U.S. and in
non-U.S. markets. It would have over 4,500 employees in 18 countries and a major presence in most key markets,  including the United States,  the United Kingdom,
Asia, Australia, the Middle East and Europe. The Transaction closed on September
29,  2006,  resulting  in the  assignment  of  FAM's  then  current  subadvisory agreements  with  the  Funds  to  BlackRock,  which  caused  the  agreements  to automatically terminate.

The Adviser  recommended  that BlackRock  replace FAM as the Funds'  subadviser.
BlackRock  was  selected  for a  number  of  reasons,  including  FAM's  and its
portfolio  managers'  previous   investment   experience  with  the  Funds,  its
investment  process  and  risk  management  process,  its  performance  and  the experienced  team of portfolio  managers  that would  manage the Funds'  assets.
Additionally,  the combination of Merrill Lynch and BlackRock,  Inc. is expected
to  provide,  among  other  things,   enhanced  institutional  asset  management
capabilities,   additional  fixed  income  expertise,   and  state  of  the  art
technology.

No material  changes have taken place or are  anticipated  in composition of the
Funds'  portfolios  or in the  investment  practices or  techniques  used by the subadviser as a result of the Transaction.

For the GVIT Bond Index  Fund,  Keith  Anderson  and Scott Amero are the overall investment  supervisors  for the Fund, and Matthew Marra and Andrew Phillips are
responsible  for the  day-to-day  management  of the Fund's  investments.  Keith
Anderson  is a  Vice  Chairman  and  member  of  the  Executive  and  Management
Committees of BlackRock.  Mr. Anderson is BlackRock's  Chief Investment  Officer
for Fixed Income. Mr. Anderson is Chairman of the Investment  Strategy Group and
is  responsible  for global  fixed income  strategy,  asset  allocation  and the overall  management  of client  portfolios.  In this  capacity,  he  coordinates
BlackRock's team of portfolio managers and credit analysts who specialize in the government,  agency,  corporate and mortgage sectors and sub-sectors  worldwide.
Mr.  Anderson  was a founding  member of BlackRock  and has been with  BlackRock since  1988.  Mr.  Anderson  is a  member  of the  Treasury  Borrowing  Advisory
Committee,  which meet quarterly in Washington,  DC with the Secretary and Staff of the US  Treasury to advise on the  financing  and  management  of the Federal debt. Scott Amero is a Managing Director of BlackRock and co-head of BlackRock's fixed  income  portfolio  management  team.  He is a  member  of the  Management
Committee and the Investment  Strategy Group.  Mr. Amero is a senior  strategist and portfolio manager with responsibility for overseeing all fixed income sector strategy and the overall management of client portfolios. He is also the head of
global  credit  research.  He  is  a  director  of  Anthracite  Capital,   Inc.,
BlackRock's  publicly-traded  real estate  investment  trust. Mr. Amero has been with BlackRock since 1990. Matthew Marra is a Managing Director of and portfolio manager with BlackRock and is a member of the  Investment  Strategy  Group.  Mr.
Marra's  primary  responsibility  is managing  total return  portfolios,  with a sector emphasis on Treasury and agency securities.  Mr. Marra became part of the
Portfolio Management Group in 1997. He joined BlackRock in 1995 as an analyst in the Portfolio  Analytics  Group.  Andrew Phillips is a Managing  Director of and
portfolio  manager with  BlackRock  and is a member of the  Investment  Strategy
Group.  Mr. Phillips has been a Managing  Director of BlackRock since 1999 and a portfolio manager therewith since 1995. Mr. Phillips' primary  responsibility is the consistent  implementation of investment  strategies across all total return accounts, with a sector emphasis on mortgage securities. He is a Chairman of the monthly  Account Review Meeting,  which examines  performance,  compliance,  and operations for all client portfolios.

For the GVIT  International  Index Fund,  GVIT Mid Cap Index Fund,  GVIT S&P 500
Index  Fund,  and GVIT  Small Cap Index  Fund,  each Fund is managed by Debra L.
Jelilian and Jeffrey L. Russo,  CFA, who are members of the  Quantitative  Index
Management  Team.  Ms.  Jelilian is  primarily  responsible  for the  day-to-day
management   of  each  Fund's   portfolio  and  the  selection  of  each  Fund's
investments.  Mr. Russo assists Ms.  Jelilian with portfolio  management and the selection of each Fund's  investments.  Ms. Jelilian is a Director of BlackRock, which  she  joined in 2006.  Prior to  joining  BlackRock,  Ms.  Jelilian  was a
Director  of FAM  from  1999  to  2006,  and has  been a  member  of the  Funds'
management  team since 2000. Ms.  Jelilian has 13 years  experience in investing and in managing index investments.  Mr. Russo is a Director of BlackRock,  which he joined in 2006. Prior to joining  BlackRock,  Mr. Russo was a Director of FAM from 2004 to 2006,  and was a Vice  President  thereof from 1999 to 2004. He has been a member of the Funds'  management  team since 2000. Mr. Russo has 10 years experience as a portfolio manager and trader.

The nature and  quality of the  services  which the  subadviser  provided to the
Funds are not  anticipated to change as a result of the  Transaction.  Under the new  subadvisory  agreement with  BlackRock,  effective  September 29, 2006, the terms and services provided to the Funds are substantially the same as under the former FAM subadvisory agreement.

Based on the foregoing  considerations,  the Adviser decided to recommend to the
Board that BlackRock replace FAM as subadviser to the Funds.

BOARD CONSIDERATIONS

At a regular  meeting of the Board on September 13, 2006, the Board reviewed the
Adviser's  recommendation to enter into a subadvisory  agreement with BlackRock, pursuant to which  BlackRock  would serve as subadviser to the Funds,  replacing
FAM. The Board reviewed the memorandum prepared by the Adviser that described in detail  the  basis  for such  recommendations  and also  reviewed  the  proposed subadvisory  agreement  among the Adviser,  the Trust and  BlackRock.  The Board inquired about the nature and quality of the services proposed to be provided to the Funds, including BlackRock's  investment strategy and philosophy,  portfolio management personnel  experience and overall  performance.  The Board noted that the  investment  strategy  and  portfolio  management  personnel  for  the  GVIT
International  Index Fund,  GVIT Mid Cap Index Fund, GVIT S&P 500 Index Fund and
GVIT Small Cap Index  Fund would  remain  the same.  Subsequent  to the  Board's consideration, and just prior to the closing of the Transaction, the Adviser was informed by BlackRock  that the  portfolio  managers of the GVIT Bond Index Fund had announced their  intention to leave BlackRock  effective upon the closing of the  Transaction  on September 29, 2006.  The Adviser,  and the Board,  were not aware of the  impending  change  in  portfolio  managers  at the time the  Board approved  BlackRock  as the  new  subadviser  to the  GVIT  Bond  Index  Fund on
September  13,  2006.  Therefore,  upon  learning  of  the  portfolio  managers'
September 29, 2006 departure from  BlackRock,  the Adviser  promptly  sought and received  assurance  from  BlackRock  that the departure  would result only in a change of the personnel  managing the GVIT Bond Index Fund,  and not in a change of the  investment  strategy,  overall  experience,  or quality of services that
BlackRock  would (and currently does) provide to the GVIT Bond Index Fund as its new subadviser.  The Adviser  promptly  informed the Board of the change and the assurance  from  BlackRock and the Board  subsequently  ratified its approval of
BlackRock as the new  subadviser  to the GVIT Bond Index Fund despite the change in portfolio managers.

The Board also  considered  the  investment  performance of the Funds and, where applicable,  the portfolio managers' demonstrated performance to date. The Board also considered  that the cost of BlackRock's  services would be the same as the costs of the services previously provided by FAM. The Board noted that as a Fund pays its entire  advisory fee to the Adviser and the Adviser,  in turn, pays the
Fund's  subadviser a portion of that fee, the cost of services to each Fund will not change as a result of the retention of BlackRock.

Having carefully  considered the Adviser's  recommendation,  the reasons for the recommendation and the information presented,  the Board, including the Trustees who were not  "interested  persons"  (as that term is defined in the  Investment
Company Act of 1940 (the "1940 Act")) of the Adviser or  BlackRock,  unanimously approved the  appointment  of BlackRock to serve as the new  subadviser  for the
Funds.  The  appointment of BlackRock as subadviser took effect on September 29,
2006. The Board also approved the form of the new  subadvisory  agreement  among the  Adviser,  the Trust and  BlackRock.  In doing so, the Board  found that the compensation  payable  under the  proposed  subadvisory  agreement  was fair and reasonable  in light of the  services  to be  provided  and the  expenses  to be assumed by BlackRock under such agreement with respect to the Funds.

THE SUBADVISORY AGREEMENT

The  subadvisory  agreement  with  BlackRock,  dated  September  29,  2006  (the
"Agreement"),  was approved by the Board on September  13, 2006.  In  accordance with the  Exemptive  Order,  the  Agreement  will not be submitted to the Funds'
shareholders  for their approval.  The terms of the Agreement are  substantially the  same as the  terms of the  subadvisory  agreement  with  FAM  (the  "Former
Agreement").  The  following  is a brief  summary of the  material  terms of the
Agreement.

Term. The Former  Agreement was  automatically  terminated  when the Transaction closed on September 29, 2006.  The Agreement has an initial term that expires on
February 27, 2007,  and continues for successive  one-year  terms  thereafter as long  as  its  continuance  is  approved  by the  Board.  The  Agreement  can be terminated on not more than 60-days written notice by the Adviser,  the Trust on behalf of a Fund, a majority of the outstanding  voting securities of a Fund, or
BlackRock. The Agreement terminates automatically if assigned by any party.

Fees.  Under the  Agreement,  the annual fee payable by the Adviser to BlackRock
(as a percentage of each Fund's average daily net assets) is as follows. For the
GVIT Bond Index Fund, the Adviser pays  BlackRock a subadvisory  fee of 0.08% on
Fund assets of up to $1.5 billion; 0.06% on Fund assets of $1.5 billion up to $3 billion;  and  0.05%  on Fund  assets  of $3  billion  or  more.  For  the  GVIT
International  Index Fund, the Adviser pays BlackRock a subadvisory fee of 0.11%
on Fund assets of up to $1.5  billion;  0.085% on Fund assets of $1.5 billion up to $3 billion; and 0.075% on Fund assets of $3 billion or more. For the GVIT Mid
Cap Index Fund, the Adviser pays  BlackRock a subadvisory  fee of 0.075% on Fund assets of up to $1.5  billion;  0.06% on Fund  assets of $1.5  billion  up to $3 billion;  and 0.05% on Fund  assets of $3 billion or more.  For the GVIT S&P 500
Index Fund, the Adviser pays BlackRock a subadvisory fee of 0.02% on Fund assets of up to $1.5  billion;  0.015% on Fund assets of $1.5 billion up to $3 billion;
and 0.0125% on Fund  assets of $3 billion or more.  For the GVIT Small Cap Index
Fund, the Adviser pays BlackRock a subadvisory fee of 0.07% on Fund assets of up to $1.5  billion;  0.06% on Fund assets of $1.5  billion up to $3  billion;  and
0.05% on Fund assets of $3 billion or more.

The annual fee payable to BlackRock  is  identical to the annual fee  previously payable to FAM.

Duties.  Under the Agreement,  the Adviser is responsible for assigning all or a portion of each Fund's assets to BlackRock and for  overseeing and reviewing the performance of BlackRock.  Under the current arrangement,  BlackRock will manage all each of the Funds' assets under the supervision of the Adviser. BlackRock is required  to manage  each of the Fund's  portfolio  allocated  to  BlackRock  in accordance with each of the Fund's investment objective and policies, subject to the supervision of the Adviser and the Board.

Brokerage.  Under the  Agreement,  BlackRock is  authorized to purchase and sell securities on behalf of each Fund through brokers or dealers  BlackRock  selects and to  negotiate  commissions  to be paid on such  transactions.  In doing  so,
BlackRock  is required to use  reasonable  efforts to obtain the most  favorable price and execution available but is permitted,  subject to certain limitations, to pay brokerage commissions that are higher than what another broker might have charged in return for brokerage and research services.

Indemnification.   Under  the  Agreement,   BlackRock  and  its  affiliates  and
controlling  persons cannot be held liable to the Adviser,  the Trust, the Funds or the Funds'  shareholders  in the absence of willful  misfeasance,  bad faith, gross  negligence or reckless  disregard of its duties under the Agreement.  The
Agreement  provides that nothing in the Agreement,  however,  relieves BlackRock from any of its  obligations  under federal and state  securities laws and other applicable law.

BlackRock is required, under the Agreement, to indemnify the Adviser, the Trust, the  Funds and their  respective  affiliates  and  controlling  persons  for any liability  or  expenses  sustained  by them as a result of  BlackRock's  willful misfeasance,  bad faith,  gross negligence,  reckless disregard of its duties or violation of applicable law. The Agreement contains provisions pursuant to which the Adviser is required to indemnify  BlackRock  for any  liability and expenses which may be sustained as a result of the  Adviser's  willful  misfeasance,  bad faith,  gross  negligence,  reckless  disregard  of its duties or  violation  of applicable law.

Regulatory  Pronouncements.  The Agreement also includes provisions arising from regulatory  changes.  These  provisions  include a  requirement  that  BlackRock establish  and maintain  written  proxy voting  procedures  in  compliance  with current,  applicable laws and regulations,  including,  but not limited to, Rule
30b1-4 under the 1940 Act.  Also, the provisions  include  language  required by
Rule 17a-10  under the 1940 Act that  permits  BlackRock  to execute  securities transactions under limited  circumstances  through  broker-dealers  deemed to be affiliated  with the Funds,  subject to certain  prohibitions  on  consultations between BlackRock and other subadvisers to funds affiliated with the Funds.

Further  Information.  The  foregoing  description  of the  Agreement  is only a summary  and is  qualified  in its  entirety  by  reference  to the  text of the
Agreement.  A copy of the Agreement is on file with the SEC and is available (i)
in person at the SEC's Public Reference Room at 100 F Street, N.E.,  Washington,
D.C.  20549-2000 (upon payment of any applicable fees); (ii) by mail at the SEC,
Public Reference Section, 100 F Street, N.E., Washington,  D.C. 20549-2000 (upon
payment   of  any   applicable   fees)  or  (iii)  at  the   SEC's   website   -
http://www.sec.gov - through the EDGAR system.

OTHER INFORMATION ABOUT BLACKROCK

BlackRock  is located at 800  Scudder  Mills  Road,  Plainsboro,  NJ 08536.  The
following  table sets forth the name and principal  occupation of each principal executive  officer and each  director of  BlackRock.  The address of each person listed below is 800 Scudder Mills Road, Plainsboro, NJ 08536.

     Robert C. Doll              Chief Investment Officer - Global Equities
     Keith Anderson              Chief Investment Officer - Global Fixed Income
     Bartholomew A. Battista     Chief Compliance Officer
     Sue Wagner                  Chief Operating Officer
     Steven Buller               Chief Financial Officer

BlackRock does not act as an investment adviser or investment subadviser for any other series of the Trust having a similar investment objective.

MORE ABOUT FEES AND EXPENSES

Each Fund pays the Adviser an  investment  advisory fee at an  effective  annual rate (as a percentage of the Fund's  average  daily net assets) as follows.  For the GVIT Bond Index Fund,  the Fund pays the Adviser an investment  advisory fee of 0.22% on Fund  assets  of up to $1.5  billion;  0.21% on Fund  assets of $1.5 billion up to $3 billion;  and 0.20% on Fund  assets of $3 billion or more.  For the GVIT  International  Index  Fund,  the Fund pays the  Adviser an  investment advisory fee of 0.27% on Fund assets of up to $1.5 billion; 0.26% on Fund assets of $1.5  billion  up to $3  billion;  and 0.25% on Fund  assets of $3 billion or more.  For the GVIT Mid Cap Index Fund,  the Fund pays the Adviser an investment advisory fee of 0.22% on Fund assets of up to $1.5 billion; 0.21% on Fund assets of $1.5  billion  up to $3  billion;  and 0.20% on Fund  assets of $3 billion or more.  For the GVIT S&P 500 Index Fund,  the Fund pays the Adviser an investment advisory fee of 0.13% on Fund assets of up to $1.5 billion; 0.12% on Fund assets of $1.5  billion  up to $3  billion;  and 0.11% on Fund  assets of $3 billion or more.  For the GVIT  Small  Cap  Index  Fund,  the Fund  pays  the  Adviser  and investment advisory fee of 0.20% on Fund assets of up to $1.5 billion;  0.19% on
Fund  assets of $1.5  billion up to $3  billion;  and 0.18% on Fund assets of $3 billion or more.

During the fiscal year ended  December 31, 2005,  the Adviser paid the following amounts to the Funds' former  subadvisers.  For the GVIT Mid Cap Index Fund, the
Adviser  paid  $521,663 in fees to The Dreyfus  Corporation,  the Fund's  former subadviser. For the GVIT S&P 500 Index Fund, the Adviser paid $64,014 in fees to
SSgA Funds Management Inc., the Fund's former subadviser.  GVIT Bond Index Fund,
GVIT  International  Index  Fund,  and GVIT Small Cap Index Fund did not pay any
subadvisory fees as these funds were not in operation as of December 31, 2005.

ADDITIONAL INFORMATION

As of September 29, 2006, each Fund had issued and outstanding:

GVIT BOND INDEX FUND
0 shares of beneficial interest designated as Class ID shares
0 shares of beneficial interest designated as Class II shares
0 shares of beneficial interest designated as Class VII shares

GVIT INTERNATIONAL INDEX FUND
4,028,672.699 shares of beneficial interest designated as Class ID shares
100.563 shares of beneficial interest designated as Class II shares
17,374.815 shares of beneficial interest designated as Class VI shares
100.413 shares of beneficial interest designated as Class VII shares
310,350.197 shares of beneficial interest designated as Class VIII shares

GVIT MID CAP INDEX FUND
6,285,579.546 shares of beneficial interest designated as Class ID shares
31,016,941.25 shares of beneficial interest designated as Class I shares
1,230,479.638 shares of beneficial interest designated as Class II shares
0 shares of beneficial interest designated as Class III shares

GVIT S&P 500 INDEX FUND
19,400,071.21 shares of beneficial interest designated as Class ID shares
0 shares of beneficial interest designated as Class I shares
0 shares of beneficial interest designated as Class II shares
28,236,244.83 shares of beneficial interest designated as Class IV shares

GVIT SMALL CAP INDEX FUND
0 shares of beneficial interest designated as Class ID shares
0 shares of beneficial interest designated as Class II shares
0 shares of beneficial interest designated as Class VII shares

As of September 29, 2006, to the Trust's  knowledge,  the following are the only persons who had or shared  voting or  investment  power over more than 5% of the outstanding shares of any class (collectively, the "shares") of a Fund:

                                              Amount and Nature of Voting
           Name and Address                       and Investment Power

GVIT INTERNATIONAL INDEX FUND

Class ID
GVIT Investor Destinations Aggressive   Shared voting and investment power over
3435 Stelzer Rd.                        805,714.397 shares of the Fund
c/o BISYS Fund Serv.                    representing 20.00% of the Fund's
Columbus, OH 43219                      outstanding Class ID shares and 18.49% of
                                        the Fund's total outstanding shares.

GVIT Investor Destinations Moderately   Shared voting and investment power over
Aggressive                              805,714.397 shares of the Fund
3435 Stelzer Rd.                        representing 20.00% of the Fund's
c/o BISYS Fund Serv.                    outstanding Class ID shares and 18.49% of
Columbus, OH 43219                      the Fund's total outstanding shares.

GVIT Investor Destinations Moderate     Shared voting and investment power over
3435 Stelzer Rd.                        805,714.397 shares of the Fund
c/o BISYS Fund Serv.                    representing 20.00% of the Fund's
Columbus, OH 43219                      outstanding Class ID shares and 18.49% of
                                        the Fund's total outstanding shares.

GVIT Investor Destinations Conservative Shared voting and investment power over
3435 Stelzer Rd.                        805,714.397 shares of the Fund
c/o BISYS Fund Serv.                    representing 20.00% of the Fund's
Columbus, OH 43219                      outstanding Class ID shares and 18.49% of
                                        the Fund's total outstanding shares.

GVIT Investor Destinations Moderately   Shared voting and investment power over
Conservative                            805,714.397 shares of the Fund
3435 Stelzer Rd.                        representing 20.00% of the Fund's
c/o BISYS Fund Serv.                    outstanding Class ID shares and 18.49% of
Columbus, OH 43219                      the Fund's total outstanding shares.

Class II
NWD Investmwents                        Shared voting and investment power over
Seed Account                            100.563 shares of the Fund representing
1200 River Rd.                          100.00% of the Fund's outstanding Class
Attn: Daniel Brezezinski                II shares and 0.00% of the Fund's total
Conshohocken, PA 19428-2436             outstanding shares.

Class VII
NWD Investmwents                        Shared voting and investment power over
Seed Account                            100.413 shares of the Fund representing
1200 River Rd.                          100.00% of the Fund's outstanding Class
Attn: Daniel Brezezinski                VII shares and 0.00% of the Fund's total
Conshohocken, PA 19428-2436             outstanding shares.

GVIT MID CAP INDEX FUND

Class ID
GVIT Investor Destinations Moderately   Shared voting and investment power over
Aggressive                              2,533,104.251 shares of the Fund
3435 Stelzer Rd.                        representing 40.30% of the Fund's
c/o BISYS Fund Serv.                    outstanding Class ID shares and 6.57% of
Columbus, OH 43219                      the Fund's total outstanding shares.

GVIT Investor Destinations Moderate     Shared voting and investment power over
3435 Stelzer Rd.                        2,525,548.976 shares of the Fund
c/o BISYS Fund Serv.                    representing 40.18% of the Fund's
Columbus, OH 43219                      outstanding Class ID shares and 6.55% of
                                        the Fund's total outstanding shares.

GVIT Investor Destinations Moderately   Shared voting and investment power over
Conservative                            562,360.485 shares of the Fund
3435 Stelzer Rd.                        representing 8.95% of the Fund's
c/o BISYS Fund Serv.                    outstanding Class ID shares and 1.46% of
Columbus, OH 43219                      the Fund's total outstanding shares.

GVIT Investor Destinations Aggressive   Shared voting and investment power over
3435 Stelzer Rd.                        498,284.968 shares of the Fund
c/o BISYS Fund Serv.                    representing 7.93% of the Fund's
Columbus, OH 43219                      outstanding Class ID shares and 1.46% of
                                        the Fund's total outstanding shares.

Class II
Great West Life & Annuity Ins. Co.      Shared voting and investment power over
8515 E. Orchard Rd.                     715,752.603 shares of the Fund
Greenwood Village, CO 80111             representing 58.17% of the Fund's
                                        outstanding Class II shares and 1.86% of
                                        the Fund's total outstanding shares.

GVIT S&P 500 INDEX FUND

Class ID
GVIT Investor Destinations Moderate     Shared voting and investment power over
3425 Stelzer Rd.                        9,602,781.620 shares of the Fund
c/o BISYS Fund Serv.                    representing 49.50% of the Fund's
Columbus, OH 43219                      outstanding Class ID shares and 20.16% of
                                        the Fund's total outstanding shares.

GVIT Investor Destinations Moderately   Shared voting and investment power over
Aggressive                              7,226,308.778 shares of the Fund
3435 Stelzer Rd.                        representing 37.25% of the Fund's
c/o BISYS Fund Serv.                    outstanding Class ID shares and 15.17% of
Columbus, OH 43219                      the Fund's total outstanding shares.

GVIT Investor Destinations Moderately   Shared voting and investment power over
Conservative                            1,391,193.445 shares of the Fund
3425 Stelzer Rd.                        representing 7.17% of the Fund's
c/o BISYS Fund Serv.                    outstanding Class ID shares and 2.92% of
Columbus, OH 43219                      the Fund's total outstanding shares.

To the  Trust's  knowledge,  there are no  persons  who had or shared  voting or investment power over more than 5% of the outstanding shares of the Class VI and
Class VIII shares of GVIT  International  Index Fund,  Class I and III shares of
GVIT Mid Cap Index Fund,  and Class I, Class II, and Class IV shares of GVIT S&P
500 Index  Fund,  and any class of GVIT Bond Index Fund and GVIT Small Cap Index
Fund.

As of September 29, 2006, the Executive  Officers and Trustees of the Trust as a
group owned less than 1% of the outstanding shares of any class of each Fund.

Although  Contract  Owners are not being asked to vote on the replacement of FAM with BlackRock as subadviser to the Funds, the Trust is required by the rules of the SEC to summarize  the voting  rights of Contract  Owners.  Whenever a matter affecting  the  Funds  requires  shareholder  approval,  a  shareholder  meeting generally will be held and a proxy statement and proxy/voting  instruction forms will be sent to the Funds' shareholders and to Contract Owners who have selected the Funds as an underlying  mutual fund option.  Contract  Owners do not vote on such matters  directly  because they are not shareholders of the Funds, but they will be  asked in the  proxy  statement  to give  voting  instructions  to those separate  accounts that are shareholders of the Funds.  These separate  accounts will then vote the shares of the Funds  attributable  to the Contract  Owners in accordance with the voting  instructions  received from the Contract Owners.  If voting instructions are not received, the separate accounts will vote the shares of the Funds for which voting  instructions have not been received in proportion
(for,  against or abstain) to those for which timely  voting  instructions  have been  received.  As a result,  those  Contract  Owners that  choose to vote,  as compared with their actual  percentage of ownership of the Fund, may control the outcome of the vote.  Each share of the Funds is entitled to one vote,  and each fraction of a share is entitled to a  proportionate  fractional  vote.  Contract
Owners will also be permitted to revoke previously submitted voting instructions in accordance  with  instructions  contained in the proxy  statement sent to the
Funds' shareholders and to Contract Owners.

The foregoing  description  of Contract  Owner voting rights with respect to the
Funds is only a brief summary of these rights.  Whenever shareholder approval of a  matter  affecting  the  Funds  is  required,  the  proxy  statement  sent  to shareholders  and to Contract  Owners will fully  describe the voting  rights of
Contract  Owners  and  the  voting  procedures  that  will  be  followed  at the shareholder meeting.

Currently,  Gartmore Distribution  Services,  Inc. ("GDSI"), an affiliate of the
Adviser,  acts as the Trust's principal  underwriter.  Gartmore SA Capital Trust
("GSA"),   an  affiliate  of  the  Adviser  and  GDSI,   serves  as  the  Funds'
administrator.  The address for each of the Adviser,  GDSI and GSA is 1200 River
Road, Suite 1000, Conshohocken, Pennsylvania 19428.

The  Adviser,   GDSI  and  GSA  are  all  indirect  subsidiaries  of  Nationwide
Corporation  ("NWC").  The Adviser and GSA are wholly-owned  subsidiaries of NWD
Investment  Management,  Inc.  ("NWD").  NWD is a subsidiary of NWD Management &
Research Trust ("NWD M&R"), which is a wholly-owned subsidiary of NWC. GDSI is a wholly-owned  subsidiary  of  Nationwide  Asset  Management,  Inc.,  which  is a wholly-owned  subsidiary  of GSA.  The address for NWD M&R and NWD is 1200 River
Road, Suite 1000, Conshohocken, Pennsylvania 19428.

NWC's common stock is held by Nationwide  Mutual  Insurance  Company (95.2%) and
Nationwide  Mutual  Fire  Insurance  Company  (4.8%),  each of which is a mutual company  owned by its  respective  policyholders.  The  address for each of NWC,
Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company
is One Nationwide Plaza, Columbus, Ohio 43215.

No Officer  or Trustee of the Trust is an  officer,  employee,  or  director  of
BlackRock,  nor do any such  Officers  or  Trustees  own  securities  issued  by
BlackRock or have any other material direct or indirect interest in BlackRock.

The Trust will furnish without charge,  a copy of the Trust's most recent Annual
Report to  shareholders  and Semiannual  Report to  shareholders  succeeding the
Annual Report, if any, upon request.  This request may be made either by writing to the Trust at the  address  contained  on the first  page of this  Information
Statement or by calling  toll-free  (800)  848-6331.  The Annual  Report and the
Semiannual  Report  will be  mailed  to you by  first-class  mail  within  three business days of receipt of your request.

                                           By Order of the Board of Trustees of
                                           Gartmore Variable Insurance Trust,

                                           /s/Eric E. Miller
                                           Eric E. Miller, Secretary

December 18, 2006